UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2005

VALOR COMMUNICATIONS GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-32422 (Commission File Number) 201 E. John Carpenter Freeway, Suite 200, Irving, Texas (Address of Principal Executive Offices)	20-0792300 (IRS Employer Identification No.) 75062 (Zip Code)

(972) 373-1000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
SIGNATURE

Item 1.01 Entry Into a Material Definitive Agreement.

On April 11, 2005, MCI WORLDCOM Network Services, Inc. (“MCI”) and Valor Telecommunications Enterprises, LLC, a wholly-owned subsidiary of Valor Communications Group, Inc. (the “Company”), entered into Amendment No. 16 (the “Amendment”) to the Program Enrollment Terms of the Telecommunications Services Agreement (the “Agreement”) effective April 6, 2005. The Amendment allows Valor to move its Calling Card customers from the Mega Phone platform, which is being discontinued by MCI, to the World Phone platform. The Amendment lowers the price that Valor must pay with respect to its customers that convert to the new platform. Conversion from the Mega Phone platform to the World Phone platform is planned for June, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2005	VALOR COMMUNICATIONS GROUP, INC.

	By:	/s/ William M. Ojile, Jr.

William M. Ojile, Jr. Senior Vice President, Chief Legal Officer and Secretary